UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2021

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2021 (UNAUDITED)

The Tarkio Fund (the “Fund”) performed well during the Fiscal Year ended May 31, 2021, which was difficult for a variety of reasons, the fallout from the COVID-19 shutdown chief among them.  The downs and ups of the Fund generally followed the timing of the overall market.  Significantly, in our opinion, the Fund benefited from the market correction in March and April of 2020, which provided the opportunity for us, as the Fund’s adviser, to reposition a substantial portion of the Fund’s assets into companies that we believe represented very high quality and very good value.  The Fund was able to purchase a substantial amount of additional stock in a number of what we believe to be the Fund’s highest quality holdings at prices that we believe will provide significant increased value for the Fund’s long-term shareholders, including Manitowoc (MTW), Lumen (LUMN), Colfax (CFX), Interface (TILE), Herman Miller (MLHR), General Electric (GE), and Envista (NVST).  The Fund’s performance in Fiscal Year 2021 (up 92.70%) outpaced its benchmark index, the S&P 500® Index (up 40.32% during the same period), driven significantly by these holdings.

During the Fiscal Year ended May 31, 2021, the top four performing holdings included The Container Store (TCS), Yellow Corp (YELL), Terex (TEX), and The Manitowoc Co. (MTW).  During the Fiscal Year ended May 31, 2021, the bottom four performing holdings included Lumentum Holdings (LITE), Global Payments (GPN), National Instruments (NATI), and Ciena Corp, with Ciena Corp being the only holding in negative territory for the full Fiscal Year.

It is important to keep in mind that the views expressed in this letter reflect only our discussion of Fund performance during the Fiscal Year ended May 31, 2021; however, we manage the Fund with a multi-year time horizon in mind.  We believe that the significant market dislocation in 2020 due to the COVID-19 situation was a reaction to short-term, temporary economic conditions.  In response to that market dislocation, we tried very hard, as is consistent with the Fund’s investment strategies, to take advantage of the values that we believed to exist in many of the Fund’s current holdings during those periods.  We believe we are in a better position than ever to continue to build and compound meaningful wealth for our long-term partners/shareholders in the Fund.

The investment strategy of the Fund is to identify attractive stocks based on management criteria that we believe have the potential to foster an organizational culture that can, over time, give the company a competitive advantage.  As the Fund’s adviser, our qualitative review of each portfolio company during the Fiscal Year was substantially focused on culture, where we attempted to identify the following management principles:

•

Integrity and trust

•

Long-term focus

•

Passion and purpose

•

Teamwork: cooperation, not competition

•

Employee empowerment: drive fear out of the organization

•

Disciplined capital allocation

As has been our historical practice, once those companies are identified, we attempt to purchase their stocks at an attractive price as a long-term owner of the business based

Annual Report |  1

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2021 (UNAUDITED)

upon our assessment of the potential cash flows of the business for as far out into the future as we think we can see.  If we believe we have accomplished those two things, our intention is to continue to hold those positions indefinitely.  Our primary focus is to continue to research the company’s management against our criteria, and whether we pare back or sell a position would be predicated upon whether and to what extent the company may drift away from our criteria.  Other than that, our intention is to hold through whatever may occur, including short-term economic cycles.

For a more thorough understanding of our investment process, including a description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s Prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com. The last investor letter is attached to this MDFP as an exhibit for reference. We note our past shareholder letters are typically included with our quarterly account statements for shareholders that invest directly with the Fund.

We thank you for your investment in the Tarkio Fund.

Sincerely,

The Tarkio Team

Annual Report |  2

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2021 (UNAUDITED)

Tarkio Fund Performance vs the S&P 500® Index

Performance	Tarkio*	S&P 500 Index**
Quarter End 09/30/2011 (Inception 6/26/2011)	-24.60%	-13.87%
Quarter End 12/31/2011	8.43%	11.82%

Quarter End 03/31/2012	23.45%	12.59%
Quarter End 06/30/2012	-10.30%	-2.75%
Quarter End 09/30/2012	3.30%	6.35%
Quarter End 12/31/2012	5.10%	-0.38%
2012	21.17%	16.00%
Quarter End 03/31/2013	5.95%	10.61%
Quarter End 06/30/2013	2.19%	2.91%
Quarter End 09/30/2013	13.98%	5.24%
Quarter End 12/31/2013	12.23%	10.51%
2013	38.50%	32.39%
Quarter End 03/31/2014	1.98%	1.81%
Quarter End 06/30/2014	0.00%	5.23%
Quarter End 09/30/2014	-4.16%	1.13%
Quarter End 12/31/2014	11.38%	4.93%
2014	8.85%	13.69%
Quarter End 03/31/2015	5.91%	0.95%
Quarter End 06/30/2015	-5.00%	0.28%
Quarter End 09/30/2015	-13.05%	-6.44%
Quarter End 12/31/2015	5.10%	7.04%
2015	-8.05%	1.38%
Quarter End 03/31/2016	6.08%	1.35%
Quarter End 06/30/2016	0.21%	2.46%
Quarter End 09/30/2016	9.88%	3.85%
Quarter End 12/31/2016	10.01%	3.82%
2016	28.50%	11.96%
Quarter End 03/31/2017	5.51%	6.07%
Quarter End 06/30/2017	9.01%	3.09%
Quarter End 09/30/2017	6.37%	4.48%
Quarter End 12/31/2017	5.47%	6.64%
2017	29.04%	21.83%
Quarter End 03/31/2018	-6.75%	-0.76%
Quarter End 06/30/2018	2.92%	3.43%
Quarter End 09/30/2018	10.50%	7.71%
Quarter End 12/31/2018	-27.65%	-13.52%
2018	-23.27%	-4.38%
Quarter End 03/31/2019	26.45%	13.65%
Quarter End 06/30/2019	0.49%	4.30%
Quarter End 09/30/2019	-7.44%	1.70%
Quarter End 12/31/2019	10.17%	9.07%
2019	29.57%	31.49%
Quarter End 03/31/2020	-27.29%	-19.60%
Quarter End 06/30/2020	20.15%	20.54%
Quarter End 09/30/2020	7.92%	8.93%
Quarter End 12/31/2020	34.70%	12.15%
2020	27.00%	18.40%
Quarter End 03/31/2021	21.03%	6.17%

Since Inception to 3/31/2021 (Total Return)	13.71%	14.26%	* Investor Class Shares
Since Inception to 3/31/2021 (Total Return Annualized)	250.33%	267.19%	** Standard & Poor’s 500 Index

Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

Annual Report |  3

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2021 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

Dear Fellow Shareholders,

                                                                         May 18, 2021

Investing is about trying to predict what the long-term cash flow of a business could be and determining what would be a fair price to pay today for the right to a portion of that cash flow going forward.  We believe that the further into the future one can estimate this cash flow, the greater the odds of one’s success.  We constantly monitor our companies to determine, among other things, whether our thesis about why we invested in the company is still valid.  When our investment thesis about a company from years ago is still valid today, it is an indication that our work back then on the company’s future cash flow was done well.  For that reason, we think it is helpful to refer periodically to our original introduction letters on companies that we currently own.  This quarter, we have enclosed for your reference our 2016 letter on Level 3 Communications, which is now known as Lumen Technologies.

Not only do we believe that our original investment case is as true today as it was then, but we believe the valuation (i.e., the current price of the stock vs. the potential future cash flows) is even more compelling now.  And while the original thesis is still intact, there are a few updates.

As stated in our 2016 letter, the infrastructure backbone of the internet was created during the dot-com bubble of the late 1990’s.  And at that time, the industry was badly fragmented and in need of consolidation.  As we mentioned, Level 3 was a major driver of that consolidation, but while Level 3 was busy building its network by acquisition, there was one other company – CenturyLink – that was almost as aggressive accumulating fiber backbone assets during this period.  The two companies merged in 2017 creating the most comprehensive set of fiber backbone assets in the United States and, arguably, in the world.  Due to its sheer size, this transaction was even more compelling than any acquisition Level 3 had made in the past.  But along with the prize of nearly doubling the fiber backbone, almost a third of CenturyLink’s revenues came not from fiber backbone services, but from copper-based consumer connections.  The industry sometimes refers to this legacy business as POTS (plain old telephone service).

By that time, the POTS business had become quite challenged, as last mile connections to the home did not need the kind of bandwidth required over the backbone.  (Think of the traffic in the streets of a Los Angeles neighborhood versus the capacity needed as that traffic collectively pours onto the freeway system at rush hour).  Since the CenturyLink merger, the combined company, now lead by the Level 3 management team (except for Sunit Patel, since retired) has successfully integrated this now massive fiber backbone while simultaneously letting the POTS business become a much smaller percentage of the

Annual Report |  4

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2021 (UNAUDITED)

business. Most importantly during this period, the company’s free cash flow (our north star) has grown meaningfully.  In fact, the copper business is now such a small portion of the company, and the fiber optics such a large portion, that last year they changed the Company’s name to Lumen Technologies.  A “lumen” is a measure of light.

Now a couple brief updates on the other names referenced in the enclosed 2016 letter.  Colfax is still an important holding in the Tarkio Fund.  Oclaro merged with Lumentum, which we still own, Finisar merged with II-VI Corporation, which we still own, and we still own Ciena.  All three companies have made a significant contribution to compounding our collective capital at the level we have been enjoying.  We no longer have a position in Infinera at this juncture.

We thank you for your continued confidence and investment in the Tarkio Fund.

Warm Montana regards from the entire Tarkio Team,

Russ, Michele, Ginger, Jeremy & Dominic

Securities Mentioned (Closing Share Price 06/30/2021)
		Price Per	Portfolio
Description	Ticker	Share	Percentage
Lumen Technologies	LUMN	$13.59	8.39%
Colfax Corp	CFX	$45.81	4.34%
Lumentum Holdings Inc.	LITE	$82.03	1.83%
II-VI Inc.	IIVI	$72.59	1.52%
Ciena Corp	CIEN	$56.89	1.65%

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  5

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

2016 DISCUSSION (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

January 2016

Our last correspondence discussed Colfax, a new holding in the Tarkio Fund where we had established a meaningful position over the past year.  This letter will discuss the investment thesis behind our largest holding in the fund, Level 3 Communications, and a smaller investment in a related basket of companies.

In 1988 I was introduced to Raychem, a company that was working on a technology to connect homes and businesses through an all fiber optic network.  At the time the promise of this technology was so futuristic it was beyond imagination.  Raychem and other proponents of the technology laid out a vision for the future that would include using your personal computer to watch video, send correspondence and even shop.  Unfortunately, Raychem was 20 years ahead of their time and Raynet, their subsidiary working on this project, became such a cash drain that the parent company was eventually forced to sell out at a very depressed price.  This experience, however, began for me what has become a twenty-eight-year journey studying the evolution of telecommunications transmitted by light through glass cable.

Fast forward to the telecom bubble that began in 1996 and abruptly ended in 2001.  During this time period the power of fiber optic telecommunications became better understood and investment capital flooded into companies working to develop this technology.  As it became clearer as to what was possible with virtually unlimited bandwidth, increasingly everyone wanted to get onboard.  Funding poured into anything that was associated with the build out of an all fiber network.  As it turned out, the biggest cost in achieving an end-to-end fiber network servicing the entire country was getting the appropriate right-of-ways and digging up the streets.  Kiewit Construction, which has close ties to Warren Buffett, became a major participant in this network build out.  In fact, it became such a large part of the company that they decided to create a separate subsidiary called Level 3 Communications that would eventually not only build but also own and operate the network.  The capital continued to flow into building fiber networks and as a result the old legacy copper networks were rapidly becoming obsolete.  Capitalism can be a powerful force for moving mankind forward and improving lives but investors do not always benefit in the same linear fashion as society.  By 1999 funds continued to be attracted into this space at an unprecedented clip and as a result, the network was getting built out ahead of the demand.  That was a good thing for consumers as it made the transmission of information very cost effective.  What was good for the consumers, however, was not so good for the companies investing into this technology as prices began to plummet due to overcapacity.  As a result, in 2001 the so called “Telecom Bubble” burst.

When the bubble broke network providers began to hemorrhage and since the cost of building the networks was a sunk fixed cost there were no expenses to be cut to align

Annual Report |  6

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

2016 DISCUSSION (UNAUDITED)

with the subpar revenues.  As a result, these companies had no pricing power and the cost for users continued to decline to the point that for most, the internet appeared to be free of charge.  As you could imagine, this was bad news for the owners of the networks but great news for all the entrepreneurs developing new ways to provide services to benefit society.  This combination created an explosion in applications running over the network enabling the proliferation of what are now three of the largest companies in the world namely Google, Amazon and Apple.

As we entered 2002/2003 network companies were going bankrupt at an unprecedented pace while simultaneously network usage was growing at an equally unprecedented rate.  In fact network traffic was growing in excess of 100% per year.  As an investor I understand the power of compounding and compounding anything at 100% per year will eventually lead to staggering numbers.  It was starting to look like the convergence of these two powerful forces might be creating an interesting investment opportunity.

During this period virtually every company that invested in the network during the boom years had either gone bankrupt or sold out at pennies on the dollar, with the exception one company, Level 3.  I am not saying Level 3 was immune from the pain, far from it; they spent several years as the walking dead.  They were only saved by the financial acumen of their brilliant Chief Financial Officer, Sunit Patel, and a strong desire to make good on their financial promises.  In addition, as the only company standing during this period they were able to acquire additional network assets from their bankrupt peers for almost nothing, which was a good thing since they had next to nothing to offer.

As we moved into 2004-2006 is was clear this was a high fixed cost business that had a large barrier to entry, namely no company would ever dare again risk their capital to dig up the streets.  Although at the time the cost structure was higher than the revenues could support, capacity was starting to fill up as traffic continued to grow.  As we approached 2007 the business model was starting to turn profitable and pricing was beginning to firm.  It is important to note that a fixed cost business turns very profitable as the model drives through break even and eventually turns into a cash machine if revenues can continue to increase.  Since 2007, network usage has continued grow even through the great recession of 2008/2009.  Looking forward, in our opinion, internet traffic will almost certainly be higher five, ten, twenty, even thirty years from now as new applications emerge.

Investing is about being able to identify reliable future cash flows.  Using a discounted cash flow model, the longer the visibility of increased cash flow the more valuable the business should be worth today.  By that definition, Level 3 has the potential to be a compounding machine for decades to come.

On a broader scale, our involvement with communications technology has led me to the belief the evolution of mankind is tied to increased and more efficient communication.  From the firsthand gesture, to the grunt, to hieroglyphics, to the printing press, to the telegraph, to the telephone, and now finally to the internet, knowledge advances by the ability to bring ideas together.  The more accessible and quickly ideas can be passed from one person to another, the greater the development of society.  It is for this reason we believe, communication technology is one of the few industries that should grow for as

Annual Report |  7

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

2016 DISCUSSION (UNAUDITED)

long as humans inhabit the earth and, as such, should continue to be fertile ground for the long-term investor to seek opportunities.

Lastly, as mentioned before, we own a small basket of companies that make the equipment that enable the fiber optic network to operate.  Although this sector of the industry is quite cyclical, we believe the demand for enhancements to the fixed network will continue to grow as traffic grows.  As we speak, this group consists of Oclaro, Lumentum, Ciena, Infinera, and our largest holding of the group Finisar.  Finisar’s founder, Jerry Rawls, now 70 years young, is a pioneer in the industry.  He started his career with the company whose vision, although before their time, helped make all this possible, you guessed it Raychem.

As always thank you for your continued support and long-term investment in the Tarkio Fund.

Best wishes,

Front Street Capital Management, Inc. serves as the Investment Adviser to the Tarkio Fund.

On December 31, 2015, the Tarkio Fund Portfolio held the following securities:  Level 3  10.34%, Colfax 4.63%, Finisar 4.14%, Oclaro 2.71%, Ciena 2.69%, Lumentum 0.45%, and Infinera 0.24%. The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

Annual Report |  8

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2021 (UNAUDITED)

AVERAGE ANNUAL RETURNS

	1 Year	3 Years	5 Years	Since Inception *	Ending Value
Tarkio Fund	92.70%	18.94%	19.62%	13.96%	$ 36,571
S&P 500 ® Index	40.32%	17.99%	17.15%	14.91%	$ 39,697

Cumulative Performance Comparison of

$10,000 Investment Since Inception *

Tarkio Fund
S&P 500 ® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Jun-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
Nov-20
May-21

* Date of commencement of investment operations is June 28, 2011.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

Annual Report |  9

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials 3.90%
Communication Services 11.99%
Consumer Cyclical 14.49%
Consumer Defensive 2.53%
Financial Services 2.26%
Healthcare 6.94%
Industrials 27.04%
Money Market Fund 0.20%
Real Estate 8.90%
Technology 21.75%

Sectors are categorized using Morningstar® classifications.

Annual Report |  10

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2021

Shares		Value

COMMON STOCK - 99.66%

Communications Equipment - 1.84%
38,025	Lumentum Holdings, Inc. *	$ 3,094,094

Construction Machinery & Equipment - 12.15%
793,100	Manitowoc Co., Inc. (a) *	20,477,842

Dental Equipment & Supplies - 3.39%
130,925	Envista Holdings Corp. *	5,713,567

Drawing & Insulation of Nonferrous Wire - 1.67%
64,600	Corning, Inc.	2,818,498

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.34%
520,100	General Electric Co.	7,312,606

Fire, Marine & Casualty Insurance - 4.04%
20,750	Berkshire Hathaway, Inc. Class B *	6,005,880
1,725	Fairfax Financial Holdings, Ltd. (Canada)	810,664
		6,816,544
Industrial Instruments for Measurement, Display & Control - 14.11%
224,350	Cognex Corp.	17,811,147
23,325	Danaher Corp.	5,974,465
		23,785,612
Industrial Trucks, Tractors, Trailers & Stackers - 2.40%
77,250	Terex Corp.	4,045,582

Land Subdividers & Developers (No Cemeteries) - 8.89%
320,400	The St. Joe Co.	14,985,108

National Commercial Banks - 1.77%
10,150	Bank of America Corp.	430,259
15,575	JPMorgan Chase & Co.	2,558,038
		2,988,297
Office Furniture - 4.34%
153,150	Herman Miller, Inc.	7,320,570

Optical Instruments & Lenses - 1.40%
35,125	II-VI, Inc. *	2,366,371

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 2.54%
22,800	Rogers Corp. *	4,271,580

Printed Circuit Boards - 1.11%
83,900	Kimball Electronics, Inc. *	1,877,682

Pumps & Pumping Equipment - 4.09%
156,000	Colfax Corp. *	6,895,200

The accompanying notes are an integral part of these financial statements.

Annual Report |  11

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2021

Shares		Value

Retail-Catalog & Mail-Order Houses - 0.03%
15	Amazon.com, Inc. *	$ 48,346

Retail-Eating Places - 1.03%
1,270	Chipotle Mexican Grill, Inc. *	1,742,415

Retail-Home Furniture, Furnishings & Equipment Stores - 7.51%
933,200	The Container Store Group, Inc. *	12,654,192

Retail-Variety Stores - 2.53%
11,275	Costco Wholesale Corp.	4,264,994

Services-Business Services - 1.90%
16,550	Global Payments, Inc.	3,205,900

Services-Prepackaged Software - 2.18%
90,045	National Instruments Corp.	3,673,836

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.90%
64,100	Nucor Corp.	6,572,814

Telephone & Telegraph Apparatus - 1.52%
48,600	Ciena Corp. *	2,569,482

Telephone Communications (No Radiotelephone) - 8.41%
1,024,250	Lumen Technologies, Inc.	14,175,620

Textile Mills Products - 1.56%
160,925	Interface, Inc.	2,629,515

Trucking (No Local) - 1.01%
267,525	Yellow Corp. *	1,701,459

TOTAL FOR COMMON STOCK (Cost $81,314,648) - 99.66%		168,007,726

MONEY MARKET FUND - 0.20%
339,768	Federated Government Obligations Fund - Institutional Class 0.01% ** (Cost $339,768)	339,768

TOTAL INVESTMENTS (Cost $81,654,416) - 99.86%		168,347,494

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.14%		228,754

NET ASSETS - 100.00%		$ 168,576,248

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at May 31, 2021.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the fiscal year ended May 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2021

Assets:
Investments in Securities, at Value (Cost $70,679,157)	$ 147,869,652
Investment in Affiliated Security, at Value (Cost $10,975,259)	20,477,842
Cash	1,000
Receivables:
Shareholder Subscriptions	4,158
Dividends and Interest	363,689
Total Assets	168,716,341
Liabilities:
Payables:
Accrued Adviser Fees	105,070
Accrued Service Fees	35,023
Total Liabilities	140,093
Net Assets	$ 168,576,248

Net Assets Consist of:
Paid In Capital	$ 81,209,890
Distributable Earnings	87,366,358
Net Assets, for 5,334,378 Shares Outstanding (unlimited shares authorized)	$ 168,576,248

Net asset value, offering price, and redemption price per share	$ 31.60

The accompanying notes are an integral part of these financial statements.

Annual Report |  13

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2021

Investment Income:
Dividends (Net of foreign withholding tax of $2,812)	$ 2,090,920
Interest	80
Total Investment Income	2,091,000

Expenses:
Advisory Fees (Note 4)	967,472
Interest Fees	39
Service Fees (Note 4)	322,490
Total Expenses	1,290,001

Net Investment Income	800,999

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	4,237,706
Net Realized Loss on Affiliated Investments	(647,830)
Net Change in Unrealized Appreciation on Investments	64,731,065
Net Change in Unrealized Appreciation on Affiliated Investments	13,472,564
Net Realized and Unrealized Gain on Investments	81,793,505

Net Increase in Net Assets Resulting from Operations	$ 82,594,504

The accompanying notes are an integral part of these financial statements.

Annual Report |  14

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	5/31/2021	5/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 800,999	$ 136,255
Net Realized Gain on Investments	4,237,706	4,559,761
Net Realized Loss on Affiliated Investments	(647,830)	(5,393,328)
Net Change in Unrealized Appreciation (Depreciation) on Investments	64,731,065	(4,332,541)
Net Change in Unrealized Appreciation on Affiliated Investments	13,472,564	1,850,141
Net Increase (Decrease) in Net Assets Resulting from Operations	82,594,504	(3,179,712)

Distributions to Shareholders:
Distributions	(669,693)	(5,490,866)
Total Dividends and Distributions Paid to Shareholders	(669,693)	(5,490,866)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	2,609,948	4,249,635
Net Asset Value of Shares Issued on Reinvestment of Dividends	669,693	5,490,866
Cost of Shares Redeemed	(7,640,782)	(7,620,673)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(4,361,141)	2,119,828

Net Assets:
Net Increase (Decrease) in Net Assets	77,563,670	(6,550,750)
Beginning of Year	91,012,578	97,563,328
End of Year	$ 168,576,248	$ 91,012,578

The accompanying notes are an integral part of these financial statements.

Annual Report |  15

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	5/31/2021	5/31/2020	5/31/2019	5/31/2018	5/31/2017

Net Asset Value, at Beginning of Year	$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.15	0.02	0.14	0.07	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	15.09	(0.51)	(2.12)	1.89	4.62
Total from Investment Operations	15.24	(0.49)	(1.98)	1.96	4.61

Distributions:
Net Investment Income	(0.12)	(0.03)	(0.11)	(0.04)	(0.01)
Realized Gains	-	(1.00)	(0.43)	(0.33)	(0.07)
Total from Distributions	(0.12)	(1.03)	(0.54)	(0.37)	(0.08)

Net Asset Value, at End of Year	$ 31.60	$ 16.48	$ 18.00	$ 20.52	$ 18.93

Total Return **	92.70%	(3.67)%	(9.36)%	10.21%	32.07%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 168,576	$ 91,013	$ 97,563	$ 102,690	$ 72,946
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.13%	0.72%	0.32%	(0.04)%
Portfolio Turnover	12.32%	18.76%	20.10%	27.67%	9.71%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Annual Report |  16

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2021

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020), or expected to be taken in the Fund’s 2021 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the year ended May 31, 2021, the Fund did not incur any interest or penalties.

Annual Report |  17

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

Annual Report |  18

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2021:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 168,007,726	$ -	$ -	$ 168,007,726
Money Market Fund	339,768	-	-	339,768
Total	$ 168,347,494	$ -	$ -	$ 168,347,494

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the year ended May 31, 2021.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940

Annual Report |  19

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended May 31, 2021, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act. The table below sets forth information regarding the Fund’s investment in an affiliated company.

Manitowoc Co., Inc.
Market Value as of May 31, 2020	$ 6,230,045
Purchases	1,641,874
Sales	(1,001,993)
Net Realized Loss on Sale of Investments	(647,830)
Net Change in Unrealized Appreciation on Investments Held at Period End *	14,255,746
Market Value as of May 31, 2021	$ 20,477,842
Share Balance as of May 31, 2021	793,100
Dividend Income	$ -

* Statement of Operations includes amounts of affiliates throughout the year that no longer meet the reporting requirements as of year-end.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the year ended May 31, 2021, the Adviser earned $967,472 in advisory fees.  At May 31, 2021, the Fund owed the Adviser $105,070.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal and chief compliance officer services.  Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily

Annual Report |  20

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

net assets of the Fund.  For the year ended May 31, 2021, the Fund incurred $322,490 in service fees. At May 31, 2021 the Fund owed $35,023 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At May 31, 2021, paid in capital amounted to $81,209,891 of the Fund. Transactions in capital stock were as follows:

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	106,358	$ 2,609,948	235,447	$ 4,249,635
Shares issued in reinvestment of dividends	26,820	669,693	277,878	5,490,866
Shares redeemed	(321,667)	(7,640,782)	(411,346)	(7,620,673)
Net increase (decrease)	(188,489)	$ (4,361,141)	101,979	$ 2,119,828

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2021, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 15,619,357

Sales

Investment Securities                          $ 19,935,199

7.  TAX INFORMATION

As of May 31, 2021, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 88,098,201
Gross (Depreciation)	(2,604,506)
Net Appreciation on Investments	$ 85,493,695

At May 31, 2021, the aggregate cost of securities for federal income tax purposes was $82,853,799.

As of the fiscal year ended May 31, 2021, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed ordinary income	$ 269,156
Accumulated undistributed capital gain	1,603,507
Unrealized appreciation	85,493,695
$ 87,366,358

Annual Report |  21

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2021 and 2020 were as follows:

	2021	2020
Ordinary Income	$ 669,693	$ 223,168
Long-Term Capital Gain	$ -	$5,267,698

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of May 31, 2021, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 77% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders,

Annual Report |  22

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2021

enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure

Annual Report |  23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tarkio Fund and

Board of Trustees of Clark Fork Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “the Fund”), a series of Clark Fork Trust, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 29, 2021

Annual Report |  24

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2020 through May 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2020	May 31, 2021	December 1, 2020 to May 31, 2021
Actual	$1,000.00	$1,361.21	$5.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.95	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report |  25

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2021 (UNAUDITED)

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Russell Piazza (2) (65)	Interested Trustee and Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (55)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (55)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm),  from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (52)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to April 30, 2018.	N/A	N/A
Independent Trustees
Simona Stan (55)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana College of Business (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (74)	Independent Trustee	Indefinite Term, Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974	1	None

 (1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Annual Report |  26

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2021 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended May 31, 2021, the Trust’s Liquidity Risk Management Program Administrator (the “Program Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Program Administrator's report concluded that (i) the Fund's investment strategy remains appropriate for an open-end fund; (ii) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (iii) the Fund’s liquidity risk management program has been effectively implemented.

Annual Investment Advisory Agreement Renewal – At a meeting held on April 28, 2021, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund

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TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2021 (UNAUDITED)

grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at this Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent, and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for

Annual Report |  28

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2021 (UNAUDITED)

the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  They considered the Adviser’s team approach to managing the Fund’s portfolio. The Trustees discussed the Adviser’s ongoing efforts to educate investors about the Fund and their overall investment philosophy.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of a group of mid-cap growth funds as categorized by Morningstar as the Fund’s peer group (the “Category”).  The Category performance data covered 1-, 3-, and 5- year periods ended March 31, 2021.  The Fund outperformed its Category for 1-year period ended March 31, 2021 but trailed the Category average for the 3- and 5- year periods.  It was further noted that for the 1-, 3- and 5- year periods ended March 31, 2021, the Fund outperformed the S&P 500 Index, its benchmark index.  The Trustees noted that the Adviser manages separate accounts with the same investment objective as the Fund and that most of these accounts performed similarly with the Fund’s performance for the calendar year 2020.  It was noted that performance differences between the separate accounts and the Fund are attributed primarily to differences in cash flows of the Fund versus those of the separate accounts.  The Trustees discussed the Adviser’s investment process, noting that the Fund has experienced periods of outperformance as well underperformance relative to its benchmark index and Category average over the life of the Fund.  The Trustees further noted that the Fund is not managed to track the performance of the benchmark index or its Category average.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees noted that the Adviser was profitable for the 2020 calendar year regarding its services to the Fund.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund to its Category.  They found that the Fund’s overall expense ratio of 1.00% per annum was 0.15% less than the Category average.  The Trustees also considered that the Adviser pays certain of the Fund’s operating expenses out of its management fee and administrative services fee. Based on the foregoing, the Board

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TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2021 (UNAUDITED)

concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees also considered the Adviser’s decision to voluntarily reduce its management fee over the years. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made, noting that the Fund is no longer charged brokerage commissions on its exchange traded equity trades.  The Trustees did not identify any other potential benefits (other than the management fee and administrative services fee) that would inure to the Adviser. The Trustees noted that the Adviser has an affiliated investment adviser and discussed the compliance process followed to address any potential conflicts of interest. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

Annual Report |  30

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2021

$ 13,500

FY 2020

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

(c)

Tax Fees

Registrant

FY 2021

$ 3,500

FY 2020

$ 3,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services for which the Pre-Approval Requirement is Waived

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2021                  $3,500                         $0

FY 2020                  $3,500                        NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)

Certifications by the registrant's principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: August 4, 2021

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: August 4, 2021